                                                                      EXHIBIT 10

                                   EXCELLENCE
                          LEGAL & REGULATION DEPARTMENT
--------------------------------------------------------------------------------

                                                    Ramat-Gan, November 26, 2009

To Whom It May Concern,

             RE: EXCELLENCE NESSUAH GEMEL & PENSION LTD. ("COMPANY")

As the legal counsel of the company in subject, I hereby confirm that:

1.   The Company is registered in the records held by the Israeli Companies
     Registrar as a Private Company No.513026484.

2.   Excellence Investments Ltd. is the effective control-owner (in full ownership) of the company. Excellence Investments Ltd. is a publicly traded company, registered in the Tel-Aviv Stock Exchange, Israel.

3.   In accordance with the resolutions of the Board of Directors of the
     Company, the general signatory rights of the Company as of the date hereof, are as follows:

---------------------------------------------  -----------------------------------------------
                    GROUP A                                         GROUP B
---------------------------------------------  -----------------------------------------------
         NAME:                    I.D.                   NAME:                   I.D.
-----------------------  --------------------  ---------------------  ------------------------
***                      ***                   ***                    ***
-----------------------  --------------------  ---------------------  ------------------------
Yoram Menahem            ***                   Gil Deutch             ***
-----------------------  --------------------  ---------------------  ------------------------
                                               David Baruch           ***
-----------------------  --------------------  ---------------------  ------------------------
                                               ***                    ***
-----------------------  --------------------  ---------------------  ------------------------
                                               ***                    ***
-----------------------  --------------------  ---------------------  ------------------------

THE JOINT SIGNATURE OF ONE PERSON OF GROUP A, TOGETHER WITH ONE PERSON OF GROUP
B, OR TWO PERSONS OF GROUP B, WITH THE COMPANY'S SEAL OR ITS PRINTED NAME, SHALL
BIND THE COMPANY OF ALL INTENTS AND PURPOSES, WITHOUT LIMITATION OF AMOUNT.

                                                     Sincerely,

                                                   /s/ Yonit Peri
                                                   --------------
                                                  Yonit Peri, Adv.
                                           Legal & Regulation Department